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                                                                   Exhibit 10.20

                   WALKER AND JAECKLE SHAREHOLDER AGREEMENT

          AGREEMENT made as of the lst day of August, 1994 by and among NewSub Services, Inc., a Connecticut corporation (the "Corporation"), Jay Walker and Andre Jaeckle.

          WHEREAS, Jay Walker has sold, and Andre Jaeckle has purchased, 400 of the Class B non-voting shares of capital stock of the Corporation owned by Jay Walker, the sale being subject to the contemporaneous execution of this Agreement;

          WHEREAS, the parties hereto (as hereinafter defined) wish to enter into an agreement imposing certain restrictions on the transfer of Jaeckle's shares and setting forth certain agreements to provide for the continuity of the Corporation and its management and business as a condition to the transfer of such shares;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:

          1. Definitions. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

          (a) Affiliate shall mean, with respect to any Shareholder, (i) any Person who, directly or indirectly, is in control of, is controlled by or is under common control with, the Shareholder, and (ii) any Person who is a director or officer of the Shareholder or of any Person described in clause (i) above.

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          (b) Jaeckle shall mean Andre Jaeckle and any Permitted Transferee of
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any of the Shares of Andre Jaeckle.

          (c) 1933 Act shall mean the Securities Act of 1933, as amended.
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          (d) Permitted Transferee shall mean any Person to whom any Shares are
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transferred in accordance with and subject to the terms of this Agreement.

          (e) Person shall mean a natural person, corporation, limited
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partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

          (f) Sell or Transfer, as to any Shares, shall mean to sell, or in any
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other way, directly or indirectly, transfer assign, exchange, donate, make a gift of, distribute, pledge, hypothecate, transfer voting rights with respect to, encumber or otherwise dispose of, either voluntarily or involuntarily, or the act of making any such sale, transfer, assignment, exchange, donation, gift, distribution, pledge, hypothecation, encumbrance or other disposition.


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          (g) Shares shall mean all of the shares of capital stock of the
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Corporation currently owned by Jaeckle, any shares of capital stock acquired in exchange for Shares as a result of mergers, recapitalizations, consolidations or otherwise, any additional Shares issued or distributed by the Corporation by reason of stock dividends, increases in outstanding shares, additional issuances or otherwise and any options, warrants or rights to purchase any of the foregoing.

          (h) Walker shall mean Jay Walker and any Permitted Transferee of any
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of the Shares of Jay Walker.

          (i) Shareholder shall mean Jaeckle and shall include any Person who,
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after the date hereof, acquires Shares as a Permitted Transferee of Jaeckle (or of any subsequent Permitted Transferee) in accordance with and subject to the terms of this Agreement.

          2. Restrictions on Transfer. (a) Jaeckle agrees not to Transfer Shares
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except as permitted under and in accordance with the terms of this Agreement. No non-complying Transfer or purported Transfer (an "Ineffectual Transfer") pursuant to which any person shall attempt to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Corporation. An Ineffectual Transfer shall be null and void and shall not be recorded as a transfer, on the stock transfer records of the Corporation. Notwithstanding the occurrence of any

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attempted Ineffectual Transfer, the purported Transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a Shareholder to which he is otherwise entitled, and subject to all obligations of a Shareholder, with respect to such Shares.

          (b) The provisions of this Section shall apply to any Permitted Transferee (or subsequent Permitted Transferee) of Jaeckle.

          3. Take-Along Rights. If Walker intends to Transfer all of his Shares
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to an independent third party, then at the request of Walker, Jaeckle shall sell to such independent third party all of the Shares held by Jaeckle at the same price per share and upon the same other terms and conditions applicable to the sale by Walker. The term "price per share" set forth in the preceding sentence shall be deemed to include any form of payment, compensation or financial benefit payable directly or indirectly to Walker in consideration for or in connection with a Transfer of Shares, provided, however, that payment of reasonable compensation for services to be actually rendered after the sale shall not be included.

          4. Walker Option to Purchase Shares. (a) At any time hereafter upon
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written notice to Jaeckle, Walker shall have the option to purchase all, but not less than all, of the Shares. The purchase price shall be the Purchase Price as hereinafter defined.

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          (b) The closing of the transfer of the Shares shall take place within
60 days after notice by Walker to Jaeckle of exercise of the foregoing option. At the closing Jaeckle shall deliver the certificates or other documents evidencing the Shares to Walker, duly endorsed for transfer. Walker shall thereupon pay the Purchase Price therefor in accordance with paragraph (c) below.

          (c) Payment of the purchase price for the Shares shall be paid at the closing by certified or bank check or by wire transfer of immediately available funds.

          5. Purchase Price of Shares.  The "Purchase Price" with respect to any
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Shares for purposes of this Agreement shall be $125.00 per share plus interest thereon at the rate of seven percent (7%) per year, compounded annually, from and after the date of this Agreement.

          6. Voting Rights. Walker shall have the exclusive right to act and
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vote with respect to the Jaeckle Shares in Walker's sole discretion. Jaeckle hereby appoints Walker as Jaeckle's attorney in fact and proxy, with full power of substitution, to act and vote with respect to the Shares on all matters. The foregoing proxy is coupled with an interest and is irrevocable.

          7. The Existing Shareholder Agreements. Jaeckle acknowledges and
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agrees that the Shares are subject to the terms and condition of (i) a
Shareholder Agreement dated January 1, 1994 among the Corporation, Jay Walker and Michael Loeb as amended by a

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letter agreement dated May , 1994 among such parties (the "Walker/Loeb
Agreement") and (ii) a Shareholder Agreement dated December 1, 1993 among the Corporation and all of the then shareholders of the Corporation as amended by a letter agreement dated May , 1994 among such parties (the "Shareholder Agreement"). Notwithstanding the preceding, the Shareholders agree that, pursuant to Section 6 above, Walker shall have the exclusive right to vote and act with respect to the Jaeckle Shares in connection with all matters relating to the Walker/Loeb Agreement and the Shareholder Agreement.

          8. Walker Consent To Transfer of Shares By Jaeckle.  Jaeckle shall not
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Transfer any Shares without the prior written consent of Walker, which consent
Walker may withhold in his sole discretion.

          9. Conflict of Interest/Non-Compete. Jaeckle agrees that, so long as
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he owns Shares of the Corporation and for one year after sale of all his Shares, he will not be an officer, director, consultant, employee, owner, partner, principal, associate, joint venturer or security holder of, or otherwise render services to or have an ownership or capital interest in, any organization or business which conducts a magazine subscription selling business in the United States of America competitive with that carried on by the Corporation, except that Jaeckle may hold a passive investment of stock of less than five

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percent (5%) of outstanding shares in a corporation whose shares are publicly traded.

          10. Covenant Not to Disclose. Jaeckle acknowledges and agrees that
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much of the information, documents, files and other papers concerning the products, business, operations, financial affairs, or condition of the Corporation are strictly confidential, including but not limited to, financial statements, customer lists, training manuals, marketing methods, pricing structures, technical data, process information and know-how (the "Confidential Information"). Jaeckle covenants and agrees that he will not at any time divulge, make known to any person, or use, in each case for his own personal benefit, any of the Confidential Information, whether or not made known to him by reason of his being a shareholder, director, officer or employee of the Corporation, except (i) as reasonably necessary to conduct the business of the Corporation, (ii) as required by law, regulation or legal process or (iii) to third parties who have executed and delivered to the Corporation a non-disclosure agreement, in form and substance satisfactory to the Corporation.

     All materials, records, and documents developed or owned by the Corporation, whether embodied in electronic media or in written form, shall be the sole property of the Corporation and upon the request of the Corporation, Jaeckle shall promptly deliver to the Corporation such materials, records and documents or copies thereof as are then

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maintained by him or otherwise under his control, and shall retain no copies thereof.

     The obligations of Jaeckle under this Section shall be binding on him even after he ceases to be a shareholder of the Corporation and shall survive termination of this Agreement.

     11. Election to be Taxed as a "Small Business" Corporation. (a) The parties
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agree that the Corporation shall elect to be taxed as a "small business corporation" under Subchapter S of the Internal Revenue Code of 1986, as amended (the "Code"), or such other provision of law now or hereafter applicable to such election, and under any corresponding state law. The parties shall cause the Corporation to execute the necessary forms for exercising such elections, shall execute the necessary stockholder's consents, and shall authorize the filing of such elections and consents. All other action deemed necessary or advisable to perfect such elections shall be taken and is hereby authorized. The parties further agree to continue such elections unless they unanimously agree otherwise. None of the parties, without the consent of all the others, shall take any action or make any Transfer of Shares which will result in the termination or revocation of such elections, and each shall take such action as may be required to continue such elections from year to year. Any proposed Transfer shall only be effective and recognized by the Corporation if the proposed transferee provides the Corporation with a written opinion of

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legal counsel, who shall be satisfactory to the Corporation and its counsel, such opinion to be in form and substance satisfactory to the Corporation and its counsel, to the effect that the proposed Transfer may be effected without resulting in the termination or revocation of such elections.

     (b) In the event that a Shareholder's ownership interest in the Corporation is terminated, in any manner or for any reason whatsoever, during a taxable year in which the Corporation is an S corporation, the remaining Shareholder(s) shall have the right to make an election, under Section 1377(a) of the Code, to close such taxable year, effective as of the date of such termination, for the purpose of allocating income (or loss) to the Corporation's shareholders for such taxable year. In the event of such an election, the terminating Shareholder shall execute and deliver such documents and instruments as may be necessary to effect such election in accordance with applicable provisions of the Code.

     12. Endorsement of Stock Certificates. Each certificate for Shares issued
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by the Corporation shall bear an endorsement on its front or back substantially as follows:

  "The shares represented by this certificate ( the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and the Shares may not be sold or offered for sale in the absence of an effective registration statement under the Act and any applicable state securities laws or an available exemption from the registration requirements of the Act and any applicable state securities laws. In addition, the Shares are issued, accepted and held subject to

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  and transferable only in accordance with the provisions of (i) the Shareholder
  Agreement, dated as of December 1, 1993, by and among the Corporation and its shareholders, as amended (ii) the Walker and Loeb Shareholder Agreement, dated January 1, 1994, by and among the Corporation and certain of its shareholders, as amended and (iii) the Walker and Jaeckle Shareholder Agreement, dated January 1, 1994, by and among the Corporation and certain of its shareholders, copies of which Shareholder Agreements are on file in the office of the Corporation."

     13. Failure to Deliver Certificates. In the event that a Shareholder is
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required by the provisions of this Agreement to sell his Shares to another party and such Shareholder fails to deliver the certificates representing such Shares, duly endorsed for transfer, upon tender by the other party of the purchase price therefor, the Corporation shall have the right to transfer such Shares on the stock transfer records of the Corporation and to treat such Shares as if the stock certificates had been delivered by the Shareholder. In such event, the Shareholder shall be deemed to have no ownership interest in, or any rights with respect to, such Shares as of the date the Corporation transfers such Shares on its stock transfer records.

     14. Termination. This Agreement shall terminate upon the occurrence of any
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of the following:

     (a) the mutual agreement of all of the parties hereto; or

     (b) the bankruptcy, receivership or dissolution of the Corporation.

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     Nothing contained in this Section shall affect or impair any rights or obligations arising prior to or at the time of termination of this Agreement.

     15. Miscellaneous.
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     (a) Successor Shareholders Must Sign. Under no circumstances may any Shares
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 be sold, transferred or otherwise disposed of to any person who, if he is not already a Shareholder, has not executed and delivered to the Shareholders and the Corporation a written agreement to be bound by the terms of this Agreement and any transferee or recipient of Shares shall be subject to the same restrictions under this Agreement as were applicable to the original Transferor of Shares.

     (b) Entire Agreement. This Agreement constitutes the entire understanding
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among the parties and supersedes all existing agreements among them. No modification, discharge or waiver, in whole or in part, of any of the provisions of this Agreement shall be valid unless in writing and signed by the parties.

     (c) Headings. The section headings in this Agreement are for convenience of
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reference and do not constitute part of the agreement.

     (d) Validity. If any provision of this Agreement is found to be invalid or
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unenforceable, such provision shall be, and shall be deemed to be modified so as to cure

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the invalidity or unenforceability, and all other provisions of this Agreement shall be enforceable notwithstanding such invalidity or unenforceability.

     (e) Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Connecticut.

     (f) Enforcement. In the event that any party hereto commits a breach of
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that party's obligations hereunder, any non-breaching party damaged thereby shall be entitled to recover from the party in breach the costs and expenses incurred, including reasonable attorneys' fees and disbursements, in connection with enforcing the provisions hereof. Each party acknowledges that irreparable injury would result to the other parties hereto if the Corporation or any Shareholder, or his or its transferees or legal representatives, fails to comply with any of the restrictions herein imposed upon the transfer or encumbrance of Shares, or with any other covenants, and obligations which are material; and that in the event of any failure to comply with the terms hereof, the parties hereto will not have an adequate remedy at law. Therefore, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies at the instance of the Corporation or any Shareholder to compel performance of the restrictions, covenants, and obligations contained herein. The rights and remedies set forth in this subsection shall be

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in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

     (g) Consistent Actions. No Shareholder or other person elected as a
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director of the Corporation pursuant to the provisions hereof, shall take or fail to take any action that would be inconsistent or in conflict with the stated rights and obligations contained in this Agreement.

     (h) Notices. Any notice, request, instruction, or other communication to be
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given hereunder by any party to another shall be in writing given by hand delivery, telecopier, certified or registered mail (return receipt requested) or by overnight express service, addressed to the respective party or parties at the addresses set forth on Exhibit A or to such other address or addresses as any party may designate to the others by like notice as set forth above. Any notice given hereunder shall be deemed given and received on the date of hand delivery or transmission by telecopier, or three (3) days after deposit with the United States Postal Service, or one (1) day after delivery to an overnight express service for next day delivery, as the case may be.

     (i) Successors and Assigns. This Agreement is binding upon and shall inure
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to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns and shall also be binding on all persons who have or claim an interest in any Shares.

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     (j) Waivers. No waiver by a party, or by anyone claiming by, through or
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under such party, of any right or of the breach of any representation, warranty, covenant, agreement, condition or duty, shall ever be held or construed as a waiver of the same or any other right or waiver of any other breach of the same or of any representation, warranty, covenant, agreement, condition, or duty. In the event of a breach by a party of any representation, warranty, covenant, agreement, condition or duty, the failure by any other party to take action on account of such breach or to enforce any rights resulting therefrom shall not be deemed a waiver, but such breach shall be a continuing breach until the same has been cured. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver unless otherwise expressly provided therein.

     (k) Securities Law Compliance. No sale or Transfer of Shares by any
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Shareholder shall be made except pursuant to effective registration under the
1933 Act and any applicable state securities laws, or an exemption from such registration, and prior to any such sale or Transfer the Shareholder proposing to Sell or Transfer Shares shall give the Corporation (A) notice describing the manner and circumstances of the proposed Transfer (copies of which the Corporation shall furnish to any Shareholder upon request) and (B) if reasonably requested by the Corporation, a written opinion of legal

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counsel, who shall be reasonably satisfactory to the Corporation and its counsel, such opinion to be in form and substance reasonably satisfactory to the Corporation and its counsel, to the effect that the proposed Transfer may be effected without registration under the 1933 Act and any applicable state securities law.

     (l) Pronouns. Any masculine personal pronoun shall be considered to mean
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the corresponding feminine or neuter personal pronoun, and vice versa, as the
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context requires.

     (m) Counterparts. This Agreement may be executed in two or more
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counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall become effective and binding upon each proposed party hereto upon the execution and delivery of a counterpart hereof by such party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                       NEWSUB SERVICES, INC.

                                       By:  /s/ Michael R. Loeb
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                                       By:  /s/ Jay Walker
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                                            Jay Walker

                                       By:  /s/ Andre Jaeckle
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                                            Andre Jaeckle


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